FIDELITY
EXCHANGE
FUND

ANNUAL REPORT
DECEMBER 31, 1998


CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     8   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            9   A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   15  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  19  Footnotes to the financial
                           statements.

REPORT OF INDEPENDENT  22  The auditors' opinion.
ACCOUNTANTS

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

Resurgent stock market performance in the fourth quarter helped the Dow Jones Industrial Average post a double-digit return for the fourth year in a row - a first in the Dow's 100-plus year history. Three interest-rate cuts made late in the year by the Federal Reserve Board helped spark the equity rally. Meanwhile, while the majority of bonds posted positive performance, most bond returns for 1998 trailed their gains from 1997.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1998  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY EXCHANGE                18.74%       174.26%       418.17%

S&P 500 (registered trademark)   28.58%       193.90%       479.73%

Growth & Income Funds Average    15.61%       133.95%       332.13%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market-capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth & income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 768 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1998    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY EXCHANGE                  18.74%       22.36%        17.88%

S&P 500                            28.58%       24.06%        19.21%

Growth & Income Funds Average      15.61%       18.35%        15.53%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Exchange                    S&P 500
             00033                       SP001
  1988/12/31      10000.00                    10000.00
  1989/01/31      10588.40                    10732.00
  1989/02/28      10389.41                    10464.77
  1989/03/31      10637.84                    10708.60
  1989/04/30      11210.07                    11264.38
  1989/05/31      11623.93                    11720.59
  1989/06/30      11572.85                    11653.78
  1989/07/31      12630.69                    12706.12
  1989/08/31      12706.25                    12955.15
  1989/09/30      12621.63                    12902.04
  1989/10/31      12423.66                    12602.71
  1989/11/30      12750.08                    12859.81
  1989/12/31      12953.62                    13168.44
  1990/01/31      12101.03                    12284.84
  1990/02/28      12204.37                    12443.31
  1990/03/31      12530.55                    12773.06
  1990/04/30      12278.65                    12453.74
  1990/05/31      13641.51                    13667.97
  1990/06/30      13667.68                    13575.03
  1990/07/31      13576.16                    13531.59
  1990/08/31      12438.69                    12308.34
  1990/09/30      11860.14                    11708.92
  1990/10/31      11766.99                    11658.57
  1990/11/30      12510.60                    12411.72
  1990/12/31      12890.19                    12758.00
  1991/01/31      13314.43                    13314.25
  1991/02/28      14295.28                    14266.22
  1991/03/31      14680.49                    14611.46
  1991/04/30      14631.28                    14646.53
  1991/05/31      15269.34                    15279.26
  1991/06/30      14524.67                    14579.47
  1991/07/31      15266.27                    15258.87
  1991/08/31      15592.44                    15620.51
  1991/09/30      15295.46                    15359.65
  1991/10/31      15589.00                    15565.47
  1991/11/30      15101.47                    14938.18
  1991/12/31      16939.87                    16647.11
  1992/01/31      16569.72                    16337.47
  1992/02/29      16859.93                    16549.86
  1992/03/31      16536.71                    16227.13
  1992/04/30      16846.03                    16704.21
  1992/05/31      16948.56                    16786.06
  1992/06/30      16521.22                    16535.95
  1992/07/31      17292.30                    17212.27
  1992/08/31      17062.20                    16859.42
  1992/09/30      17132.46                    17058.36
  1992/10/31      17287.03                    17118.06
  1992/11/30      17813.97                    17701.79
  1992/12/31      17733.43                    17919.52
  1993/01/31      17595.39                    18070.05
  1993/02/28      17649.18                    18315.80
  1993/03/31      18054.33                    18702.26
  1993/04/30      17701.16                    18249.67
  1993/05/31      18151.13                    18738.76
  1993/06/30      18162.92                    18793.10
  1993/07/31      17825.80                    18717.93
  1993/08/31      18476.48                    19427.34
  1993/09/30      18322.42                    19277.75
  1993/10/31      18871.60                    19676.80
  1993/11/30      18610.60                    19489.87
  1993/12/31      18893.27                    19725.69
  1994/01/31      19198.30                    20396.37
  1994/02/28      18749.04                    19843.63
  1994/03/31      17981.39                    18978.44
  1994/04/30      18284.75                    19221.37
  1994/05/31      18588.11                    19536.60
  1994/06/30      18117.89                    19057.95
  1994/07/31      18690.15                    19683.05
  1994/08/31      19496.18                    20490.06
  1994/09/30      19309.17                    19988.05
  1994/10/31      19817.84                    20437.78
  1994/11/30      19466.26                    19693.44
  1994/12/31      19773.17                    19985.49
  1995/01/31      20491.18                    20503.72
  1995/02/28      21193.63                    21302.75
  1995/03/31      21551.65                    21931.39
  1995/04/30      22242.26                    22577.27
  1995/05/31      23073.73                    23479.68
  1995/06/30      23562.58                    24025.12
  1995/07/31      24345.16                    24821.79
  1995/08/31      24074.42                    24884.09
  1995/09/30      25218.66                    25934.20
  1995/10/31      25329.32                    25841.62
  1995/11/30      26380.68                    26976.06
  1995/12/31      26846.57                    27495.62
  1996/01/31      27827.96                    28431.57
  1996/02/29      28264.80                    28695.13
  1996/03/31      28562.00                    28971.47
  1996/04/30      28903.10                    29398.51
  1996/05/31      29706.96                    30156.69
  1996/06/30      29886.47                    30271.59
  1996/07/31      28354.14                    28934.19
  1996/08/31      28947.36                    29544.41
  1996/09/30      30602.36                    31207.17
  1996/10/31      30940.20                    32067.87
  1996/11/30      33158.25                    34491.88
  1996/12/31      32484.89                    33808.59
  1997/01/31      34388.46                    35920.96
  1997/02/28      34747.16                    36202.58
  1997/03/31      33675.13                    34715.01
  1997/04/30      35509.40                    36787.50
  1997/05/31      37592.31                    39027.12
  1997/06/30      39449.58                    40775.54
  1997/07/31      41902.24                    44020.05
  1997/08/31      39082.51                    41554.04
  1997/09/30      41387.51                    43829.96
  1997/10/31      40622.59                    42366.04
  1997/11/30      42509.25                    44327.16
  1997/12/31      43638.09                    45088.26
  1998/01/31      44019.80                    45586.93
  1998/02/28      46693.79                    48874.66
  1998/03/31      48538.35                    51377.53
  1998/04/30      49268.75                    51894.39
  1998/05/31      48239.18                    51002.33
  1998/06/30      49461.00                    53074.04
  1998/07/31      48193.88                    52508.80
  1998/08/31      42096.80                    44917.08
  1998/09/30      44185.16                    47794.47
  1998/10/31      47799.85                    51682.07
  1998/11/30      49861.25                    54814.52
  1998/12/31      51816.87                    57972.94
IMATRL PRASUN   SHR__CHT 19981231 19990127 115123 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Exchange Fund on December 31, 1988. As the chart shows, by December 31, 1998, the value of the investment would have grown to $51,817 - a 418.17% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $57,973 - a 479.73% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

For the first time in its history, the
Dow Jones Industrial Average -
an index of 30 blue-chip stocks -
posted double-digit percentage
gains in four consecutive years,
thanks to an 18.07% increase for
the 12-month period ending
December 31, 1998. In that same
time frame, the Standard & Poor's
500 Index returned 28.58%. The
period began with the U.S.
enjoying low inflation, stable
interest rates and an
unemployment rate at its lowest
peacetime level in 41 years. But
while the equity market continued
its bull-like charge, mounting
doubts lingered in many
investors' minds about the impact of
Asia's economic woes. Those fears
soon became reality. Further
prompted by Russia's currency
devaluation and subsequent loan
defaults, the Dow suffered a
512.61 point free-fall on August
31, a loss that erased all previous
gains for the year to that point.
Faced with global economic
chaos, investors began fleeing the
equity markets in droves, searching
for safer, less volatile havens,
particularly U.S. Treasuries. To
address the lack of confidence in
domestic and global equity markets,
the U.S. Federal Reserve Board
stepped in with three separate 0.25%
interest-rate cuts in the late fall.
Those cuts helped boost confidence
in the U.S. economy, and stocks
began to quickly ascend to their
former lofty levels, culminating in a
new Dow record of 9374.27 on
November 23, 1998.

(photograph of Tim Heffernan)

An interview with Tim Heffernan, Portfolio Manager of Fidelity
Exchange Fund

Q. HOW DID THE FUND PERFORM, TIM?

A. For the 12 months that ended December 31, 1998, the fund had a total return of 18.74%, trailing the 28.58% return for the Standard & Poor's 500 Index. The fund outpaced the 15.61% return of the growth & income funds average tracked by Lipper Inc. during the same period.

Q. WHY DID THE FUND'S RETURN FALL SHORT OF THE INDEX YET BEAT THE
LIPPER AVERAGE?

A. The fund's performance relative to the S&P 500 index was hurt primarily due to its relative underweighting in one of the strongest sectors for the year - technology. Stocks such as Microsoft, Intel and Cisco, which are not held in the fund, were big contributors to the performance of the index. Of particular interest is the fact that the market continued to reward such a small number of large-cap growth stocks: 15 companies accounted for approximately half the total return of the S&P 500. This very narrow market breadth caused the fund to lag the S&P 500 index. In addition, several stocks in the portfolio across different industries such as entertainment and energy services produced disappointing results for the year. The fund's strong performance relative to the Lipper growth and income funds average can most likely be attributed to the fund's greater exposure to large-cap stocks and its overweighting in the health care sector. Specifically, pharmaceutical companies such as Schering-Plough, American Home Products and Pfizer helped total return.

Q. WHAT OTHER STOCKS HELPED THE FUND'S RETURN?

A. Along with technology, drug companies were among the biggest contributors to the gains in the market indexes. Schering-Plough was one of the best performers for the fund as the stock benefited from the predictable growth of the sector due to strong product demand and strong sales of its allergy drug - Claritin. The fund's holding in Pfizer also benefited from the company's reliable earnings growth and strength in the drug sector. While the majority of stocks in the energy sector hurt performance, the fund was helped by a couple of major acquisitions announcements. The fund's total return received a helping hand after British Petroleum decided to acquire Amoco and from Exxon's decision to acquire Mobil. The fund's largest holding, General Electric, also helped performance as the company benefited from its market dominance, strong sales and excellent growth outlook.

Q. WHAT HOLDINGS HURT THE FUND'S PERFORMANCE?

A. As I mentioned, the energy sector did not perform well and energy service companies such as Halliburton and Schlumberger were particularly hard hit. These holdings detracted from total return because they are very sensitive to oil prices. As the price of a barrel of oil dropped to a 12-year low, stock prices for energy service companies were slashed. The fund's positions in Walt Disney and Gillette also hurt performance. Walt Disney suffered after the company's fourth-quarter earnings declined due to weak film and video sales. While Gillette has rebounded from its lows, the stock price experienced weakness in the midst of declining international sales and uncertainty in global markets.

Q. WHAT'S YOUR OUTLOOK, TIM?

A. Neither the forces of inflation nor deflation prevailed in 1998. In addition, central banks around the world have lowered interest rates in hopes of improving their countries growth prospects, and the Federal Reserve appears to be highly sensitive to both U.S. and international economic trends. While large-cap stock valuations have returned to their July 1998 peaks, earnings estimates for the fourth quarter of 1998 and 1999 continue to be trimmed. Further, excess capacity and ongoing weakness overseas have combined to provide a difficult backdrop against which to produce significant earnings growth in 1999.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


INVESTMENT CHANGES





TOP TEN STOCKS AS OF DECEMBER
31, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

General Electric Co.            5.6                      5.1

Hewlett-Packard Co.             3.9                      3.5

Schering-Plough Corp.           3.7                      4.0

Bristol-Myers Squibb Co.        3.6                      3.5

Disney (Walt) Co.               3.4                      4.0

Gillette Co.                    3.2                      4.0

American Home Products Corp.    3.1                      3.6

McDonald's Corp.                3.1                      2.8

Pfizer, Inc.                    2.8                      2.5

American Express Co.            2.7                      3.1

TOP FIVE MARKET SECTORS AS OF
DECEMBER 31, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

HEALTH                          21.7                     20.7

NONDURABLES                     15.5                     16.4

MEDIA & LEISURE                 13.8                     14.1

ENERGY                          9.2                      9.9

INDUSTRIAL MACHINERY &          7.5                      7.8
EQUIPMENT

ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)


AS OF DECEMBER 31, 1998 *
Stocks 96.2%
Short-term
investments 3.8%
*FOREIGN
INVESTMENTS 1.5%
Row: 1, Col: 1, Value: 96.59999999999999
Row: 1, Col: 2, Value: 3.4

AS OF JUNE 30, 1998 **
Stocks 96.6%
Short-term
investments 3.4%
**FOREIGN
INVESTMENTS 2.0%
Row: 1, Col: 1, Value: 96.2
Row: 1, Col: 2, Value: 3.8




INVESTMENTS DECEMBER 31, 1998

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 96.2%

                                 SHARES                          VALUE (NOTE 1)

AEROSPACE & DEFENSE - 2.0%

AEROSPACE & DEFENSE - 0.8%

United Technologies Corp.         26,672                         $ 2,900,580

DEFENSE ELECTRONICS - 1.2%

Raytheon Co.:

Class A                           1,913                           98,878

Class B                           80,000                          4,260,000

                                                                  4,358,878

TOTAL AEROSPACE & DEFENSE                                         7,259,458

BASIC INDUSTRIES - 1.8%

CHEMICALS & PLASTICS - 1.8%

Air Products & Chemicals,         95,268                          3,810,720
Inc.

Cabot Corp.                       91,700                          2,561,869

                                                                  6,372,589

DURABLES - 2.6%

AUTOS, TIRES, & ACCESSORIES -
2.0%

Dana Corp.                        80,670                          3,297,386

General Motors Corp.              26,155                          1,871,717

SPX Corp.                         27,908                          1,869,836

                                                                  7,038,939

CONSUMER DURABLES - 0.6%

Minnesota Mining &                30,000                          2,133,750
Manufacturing Co.

TOTAL DURABLES                                                    9,172,689

ENERGY - 9.2%

ENERGY SERVICES - 1.8%

Halliburton Co.                   141,400                         4,188,975

Schlumberger Ltd.                 53,568                          2,470,824

                                                                  6,659,799

OIL & GAS - 7.4%

Amoco Corp.                       80,000                          4,720,000

Chevron Corp.                     60,000                          4,976,250

Exxon Corp.                       95,800                          7,005,375

Kerr-McGee Corp.                  13,480                          515,610

Mobil Corp.                       71,360                          6,217,240

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Royal Dutch Petroleum Co. (NY     60,000                         $ 2,872,500
Registry Gilder 1.25)

Union Pacific Resources           16,168                          146,523
Group, Inc.

                                                                  26,453,498

TOTAL ENERGY                                                      33,113,297

FINANCE - 5.5%

CREDIT & OTHER FINANCE - 2.7%

American Express Co.              94,788                          9,692,073

INSURANCE - 2.4%

General Re Corp.                  23,360                          5,723,200

Highlands Insurance Group,        370                             4,833
Inc. (a)

Torchmark Corp.                   83,232                          2,939,130

                                                                  8,667,163

SECURITIES INDUSTRY - 0.4%

Lehman Brothers Holdings,         18,357                          808,855
Inc.

Waddell & Reed Financial, Inc.:

Class A                           4,735                           112,160

Class B                           20,383                          473,905

                                                                  1,394,920

TOTAL FINANCE                                                     19,754,156

HEALTH - 21.7%

DRUGS & PHARMACEUTICALS - 15.8%

American Home Products Corp.      196,463                         11,063,323

Bristol-Myers Squibb Co.          96,743                          12,945,423

Lilly (Eli) & Co.                 48,608                          4,320,036

Merck & Co., Inc.                 33,619                          4,965,106

Pfizer, Inc.                      80,788                          10,133,845

Schering-Plough Corp.             244,878                         13,529,510

                                                                  56,957,243

MEDICAL EQUIPMENT & SUPPLIES
- 5.9%

Becton, Dickinson & Co.           128,000                         5,464,000

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES
- CONTINUED

Guidant Corp.                     61,598                         $ 6,791,180

Johnson & Johnson                 107,095                         8,982,593

                                                                  21,237,773

TOTAL HEALTH                                                      78,195,016

INDUSTRIAL MACHINERY &
EQUIPMENT - 7.5%

ELECTRICAL EQUIPMENT - 5.6%

General Electric Co.              197,068                         20,113,247

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.4%

Parker-Hannifin Corp.             135,907                         4,450,954

Stanley Works                     28,748                          797,757

                                                                  5,248,711

POLLUTION CONTROL - 0.5%

Waste Management, Inc.            36,250                          1,690,156

TOTAL INDUSTRIAL MACHINERY &                                      27,052,114
EQUIPMENT

MEDIA & LEISURE - 13.8%

BROADCASTING - 0.3%

Cox Communications, Inc.          14,488                          1,001,483
Class A (a)

ENTERTAINMENT - 3.7%

Disney (Walt) Co.                 403,320                         12,099,600

Viacom, Inc. Class B              15,283                          1,130,942
(non-vtg.) (a)

                                                                  13,230,542

PUBLISHING - 6.7%

Gannet, Inc.                      110,428                         7,308,953

Harcourt General, Inc.            40,000                          2,127,500

Knight-Ridder, Inc.               64,400                          3,292,450

McGraw-Hill Companies, Inc.       69,512                          7,081,535

Media General, Inc. Class A       24,382                          1,292,246

Times Mirror Co. Class A          55,947                          3,133,032

                                                                  24,235,716

RESTAURANTS - 3.1%

McDonald's Corp.                  143,980                         11,032,468

TOTAL MEDIA & LEISURE                                             49,500,209

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

NONDURABLES - 15.5%

BEVERAGES - 3.5%

Anheuser-Busch Companies,         81,409                         $ 5,342,466
Inc.

Coca-Cola Co. (The)               107,628                         7,197,623

                                                                  12,540,089

FOODS - 3.3%

Agribrands International,         2,134                           64,020
Inc.

General Mills, Inc.               42,400                          3,296,600

Ralston Purina Co.                92,739                          3,002,425

Sara Lee Corp.                    192,510                         5,426,376

                                                                  11,789,421

HOUSEHOLD PRODUCTS - 6.8%

Colgate-Palmolive Co.             67,475                          6,266,741

Gillette Co.                      238,654                         11,529,971

International Flavors &           12,047                          532,327
Fragrances, Inc.

Procter & Gamble Co.              66,700                          6,090,544

                                                                  24,419,583

TOBACCO - 1.9%

Philip Morris Companies, Inc.     132,450                         7,086,075

TOTAL NONDURABLES                                                 55,835,168

RETAIL & WHOLESALE - 1.9%

APPAREL STORES - 0.2%

Payless ShoeSource, Inc. (a)      13,140                          622,508

GENERAL MERCHANDISE STORES -
1.2%

May Department Stores Co.         71,626                          4,324,420
(The)

GROCERY STORES - 0.5%

Supervalu, Inc.                   70,160                          1,964,480

TOTAL RETAIL & WHOLESALE                                          6,911,408

SERVICES - 0.7%

PRINTING - 0.4%

Harland (John H.) Co.             100,000                         1,581,250

SERVICES - 0.3%

Jostens, Inc.                     33,307                          872,227

TOTAL SERVICES                                                    2,453,477

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

TECHNOLOGY - 6.8%

COMPUTERS & OFFICE EQUIPMENT
- 4.8%

Hewlett-Packard Co.               202,563                        $ 13,837,585

International Business            18,194                          3,361,342
Machines Corp.

                                                                  17,198,927

ELECTRONICS - 1.4%

Motorola, Inc.                    81,906                          5,001,385

PHOTOGRAPHIC EQUIPMENT - 0.6%

Eastman Kodak Co.                 28,942                          2,083,824

TOTAL TECHNOLOGY                                                  24,284,136

TRANSPORTATION - 0.2%

RAILROADS - 0.2%

Union Pacific Corp.               19,090                          860,243

UTILITIES - 7.0%

ELECTRIC UTILITY - 3.1%

CLECO Corp.                       45,500                          1,561,219

Duke Energy Corp.                 50,000                          3,203,125

Edison International              80,000                          2,230,000

Hawaiian Electric Industries,     40,000                          1,610,000
Inc.

PacifiCorp                        55,400                          1,166,863

Potomac Electric Power Co.        49,800                          1,310,363

                                                                  11,081,570

GAS - 0.6%

Williams Companies, Inc.          70,040                          2,184,373

TELEPHONE SERVICES - 3.3%

ALLTEL Corp.                      1,756                           105,031

MCI WorldCom, Inc. (a)            99,512                          7,139,986

Sprint Corp.:

(FON Group)                       50,000                          4,206,250

Series 1 (PCS Group) (a)          25,000                          578,125

                                                                  12,029,392

TOTAL UTILITIES                                                   25,295,335

TOTAL COMMON STOCKS                                               346,059,295
(Cost $21,593,472)

CASH EQUIVALENTS - 3.8%

                                 MATURITY AMOUNT                 VALUE (NOTE 1)

Investments in repurchase        $ 13,758,212                    $ 13,751,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 4.72%,
dated 12/31/98 due 1/4/99
(Cost $13,751,000)

TOTAL INVESTMENT IN                                              $ 359,810,295
SECURITIES - 100%
(Cost $35,344,472)


LEGEND
(a) Non-income producing

INCOME TAX INFORMATION

At December 31, 1998, the aggregate cost of investment securities for income tax purposes was $35,344,472. Net unrealized appreciation aggregated $324,465,823, all of which was related to appreciated investment securities.
The fund hereby designates approximately $450 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                        DECEMBER 31, 1998

ASSETS

Investment in securities, at                $ 359,810,295
value (including repurchase
agreements of $13,751,000)
(cost $35,344,472) -  See
accompanying schedule

Cash                                         228

Dividends receivable                         336,999

 TOTAL ASSETS                                360,147,522

LIABILITIES

Payable for fund shares         $ 3,963
redeemed

Distributions payable            1,245,414

Accrued management fee           156,765

Other payables and accrued       52,804
expenses

 TOTAL LIABILITIES                           1,458,946

NET ASSETS                                  $ 358,688,576

Net Assets consist of:

Paid in capital                             $ 34,219,123

Undistributed net investment                 25,698
income

Accumulated undistributed net                (22,068)
realized gain (loss)  on
investments

Net unrealized appreciation                  324,465,823
(depreciation) on investments

NET ASSETS, for 1,442,719                   $ 358,688,576
shares outstanding

NET ASSET VALUE, offering                    $248.62
price and redemption price
per share ($358,688,576
(divided by) 1,442,719
shares)

STATEMENT OF OPERATIONS
                            YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME                            $ 4,949,140
Dividends

Interest                                      675,617

 TOTAL INCOME                                 5,624,757

EXPENSES

Management fee                  $ 1,825,623

Transfer agent fees              234,886

Non-interested trustees'         932
compensation

Custodian fees and expenses      9,121

Audit                            29,724

Legal                            1,455

Miscellaneous                    2,013

 Total expenses before           2,103,754
reductions

 Expense reductions              (6,464)      2,097,290

NET INVESTMENT INCOME                         3,527,467

REALIZED AND UNREALIZED GAIN                  16,532,572
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                      38,431,279
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                               54,963,851

NET INCREASE (DECREASE) IN                   $ 58,491,318
NET ASSETS RESULTING  FROM
OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
                                 YEAR ENDED DECEMBER 31, 1998  YEAR ENDED DECEMBER 31, 1997

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 3,527,467                   $ 3,824,289
income

 Net realized gain (loss)         16,532,572                    16,664,642

 Change in net unrealized         38,431,279                    64,474,427
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       58,491,318                    84,963,358
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (3,564,824)                   (3,742,136)
from net investment income

Share transactions

 Reinvestment of distributions    1,076,729                     1,059,351

 Cost of shares redeemed          (17,405,529)                  (17,325,285)

 NET INCREASE (DECREASE) IN       (16,328,800)                  (16,265,934)
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       38,597,694                    64,955,288
IN NET ASSETS

NET ASSETS

 Beginning of period              320,090,882                   255,135,594

 End of period (including        $ 358,688,576                 $ 320,090,882
undistributed net investment
income of $25,698 and
$62,580, respectively)

OTHER INFORMATION
Shares

 Issued in reinvestment of        4,463                         5,292
distributions

 Redeemed                         (75,203)                      (92,508)

 Net increase (decrease)          (70,740)                      (87,216)



FINANCIAL HIGHLIGHTS
                                 YEARS ENDED DECEMBER 31,

                                 1998                      1997       1996       1995       1994

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 211.50                  $ 159.39   $ 134.59   $ 102.72   $ 102.20
of period

Income from  Investment
Operations

 Net investment income            2.39 B                    2.46 B     2.59       2.45       2.56

 Net realized and                 37.17                     52.10      25.58      33.59      2.12
unrealized gain (loss)

 Total from investment            39.56                     54.56      28.17      36.04      4.68
operations

Less Distributions

 From net investment income       (2.44)                    (2.45)     (2.60)     (2.45)     (2.42)

 From net realized gain           -                         -          (.77)      (1.72)     (1.74)

 Total distributions              (2.44)                    (2.45)     (3.37)     (4.17)     (4.16)

Net asset value, end of period   $ 248.62                  $ 211.50   $ 159.39   $ 134.59   $ 102.72

TOTAL RETURN A                    18.74%                    34.33%     21.00%     35.77%     4.66%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 358,689                 $ 320,091  $ 255,136  $ 232,768  $ 185,599
(000 omitted)

Ratio of expenses to average      .62%                      .63%       .64%       .63%       .58%
net assets

Ratio of expenses to average      .62%                      .63%       .63% C     .63%       .58%
net assets after expense
reductions

Ratio of net investment           1.04%                     1.31%      1.72%      2.05%      2.50%
income to average net assets

Portfolio turnover rate           0%                        0%         0%         0%         0%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Exchange Fund (the fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue 10 million shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for redemptions in kind.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. PURCHASES AND SALES OF INVESTMENTS.

Sales of securities, other than short-term securities, aggregated
$17,221,829, which represents the current value of securities delivered in redemption of fund shares. There were no purchases of securities during the period.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a fee at a rate of 1/20 of 1% per month (which is equivalent to an annual rate of 6/10 of 1%) of the fund's average net assets determined as of the close of business on each business day throughout the month. In addition, under the Management Contract, FMR provides portfolio accounting and bookkeeping services to the fund and determines the net asset value per share of the fund. The management fee is subject to a reduction to the extent that the monthly average net assets of all mutual funds advised by FMR

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

exceed $4 billion in any month. The management fee payable by the fund on its portion of the excess is reduced by 10%. For the period, the management fee was reduced by $201,382. For the period, the management fee was equivalent to an annual rate of .54% of average net assets.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .07% of average net assets.

5. EXPENSE REDUCTIONS.

The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $24 and $6,440, respectively, under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and the Shareholders of Fidelity Exchange Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Exchange Fund at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Exchange Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 1999

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

* INDEPENDENT TRUSTEES

EXC-ANN-0299  70453
1.540021.101

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

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THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
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